Exhibit 15


May 10, 2002

Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080


We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of March 29, 2002 and for the three-month periods ended March 29, 2002 and March 30, 2001, as indicated in our report dated May 10, 2002; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 29, 2002, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

      Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

      Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

      Registration Statement No. 33-33336 (Long-Term Incentive Compensation
         Plan)

      Registration Statement No. 33-51831 (Long-Term Incentive Compensation
         Plan)

      Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

      Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

      Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
         (Puerto Rico))

      Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
         Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

      Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-13367 (Restricted Stock Plan for Former
         Employees of Hotchkis and Wiley)

      Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
         Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

      Registration Statement No. 333-18915 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
         Employees of Merrill Lynch Partnerships)

      Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

      Registration Statement No. 333-56291 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-62311 (Replacement Options;
         Midland Walwyn Inc.)

      Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

      Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
         For a Select Group of Eligible Employees)

      Registration Statement No. 333-92663 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)

      Registration Statement No. 333-64674 (Long-Term Incentive Compensation
         Plan for Managers and Producers)

      Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

Filed on Form S-3:

      Debt Securities, Warrants, Common Stock, Preferred Securities, and/or Depository Shares:

      Registration Statement No. 33-54218

      Registration Statement No. 2-78338

      Registration Statement No. 2-89519

      Registration Statement No. 2-83477

      Registration Statement No. 33-03602

      Registration Statement No. 33-17965

      Registration Statement No. 33-27512

      Registration Statement No. 33-33335

      Registration Statement No. 33-35456

      Registration Statement No. 33-42041

      Registration Statement No. 33-45327

      Registration Statement No. 33-45777

      Registration Statement No. 33-49947

      Registration Statement No. 33-51489

      Registration Statement No. 33-52647

      Registration Statement No. 33-55363

      Registration Statement No. 33-60413

      Registration Statement No. 33-61559

      Registration Statement No. 33-65135

      Registration Statement No. 333-13649

      Registration Statement No. 333-16603

      Registration Statement No. 333-20137

      Registration Statement No. 333-25255

      Registration Statement No. 333-28537

      Registration Statement No. 333-42859

      Registration Statement No. 333-44173

      Registration Statement No. 333-59997

      Registration Statement No. 333-68747

      Registration Statement No. 333-38792

      Registration Statement No. 333-52822

      Registration Statement No. 333-83374

      Medium Term Notes:

      Registration Statement No.  2-96315

      Registration Statement No. 33-03079

      Registration Statement No. 33-05125

      Registration Statement No. 33-09910

      Registration Statement No. 33-16165

      Registration Statement No. 33-19820

      Registration Statement No. 33-23605

      Registration Statement No. 33-27549

      Registration Statement No. 33-38879

      Other Securities:

      Registration Statement No. 333-02275 (Long-Term Incentive Compensation
         Plan)

      Registration Statement No. 333-24889 (Long-Term Incentive Compensation
         Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

      Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

      Registration Statement No. 333-59263 (Exchangeable Shares of
         Merrill Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)

      Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

      Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)


We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.



/s/ Deloitte & Touche LLP
New York, NY